McElhenny Sheffield Managed Risk ETF Trading Symbol: MSMR Listed on Cboe BZX Exchange, Inc.	Summary Prospectus November 15, 2021 www.aptusetfs.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated November 10, 2021, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholder, and other information about the Fund online at www.mscmfunds.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The McElhenny Sheffield Managed Risk ETF (the “Fund”) seeks capital appreciation while managing downside risk.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.84%
Distribution and/or Service (Rule 12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[1]	0.15%
Total Annual Fund Operating Expenses	0.99%

1 Estimated for the current fiscal year.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$101	3 Years:	$315
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that employs proprietary trend-based and sector rotation strategies developed by McElhenny Sheffield Capital Management, LLC, the Fund’s investment sub-adviser (the “Sub-Adviser”). The Fund invests in shares of other ETFs (“Underlying Investments”) based on a rules-based process managed by the Sub-Adviser that reflects a blend of the Sub-Adviser’s trend-based and sector rotation strategies, as described below. The Sub-Adviser expects to generally allocate approximately 50% of the Fund’s assets to each of the strategies below, although such allocations may vary over time in response to market movements.

Trend Plus Strategy
The Sub-Adviser’s “Trend Plus” strategy utilizes a rules-based trend following approach that seeks to participate in upward trends in U.S. equity markets while avoiding large drawdowns. Trend following, sometimes referred to as absolute momentum or time series momentum, is an investing approach that compares the price of a security to its own price trend (or compares the level of a stock index to its upward or downward trend), with the expectation that upward trending securities (or indices) will continue their upward move in the future. The Trend Plus strategy uses a variety of market indicators (e.g., price, breadth, and relative strength) measured daily across various timeframes to identify and assess the strength of upward trends in U.S. equity markets and allocate investments to a mix of equity or defensive ETFs accordingly. Equity ETFs used by the strategy may invest in U.S. equity securities of any market capitalization, but will typically have a strong bias toward large-capitalization companies (e.g., those comprising the Nasdaq-100 Index). Defensive ETFs used by the strategy will generally either invest in investment-grade bonds of any maturity, including those issued by the U.S. government or its agencies or instrumentalities or by corporations (“Investment-Grade Bond ETFs”), or use derivatives to seek exposure to changes in the value of the U.S. dollar relative to certain leading foreign currencies (“U.S. Dollar ETFs”).
The Trend Plus strategy allocates to equity ETFs or defensive ETFs based on the daily “weight of the evidence” for upward trends as presented by the indicators described above, and the exposure may range from 100% to equity ETFs to 100% to defensive ETFs. To manage risk and avoid large drawdowns, the strategy employs a series of stop levels, such that the strategy switches from equity exposure to defensive exposure as the price of the equity market falls to the specified stop levels. The stronger the indication of an upward trend, the wider the gap before the stop level is reached, and as the indicators show the upward trend weakening, the stop levels are tightened to further mitigate downside risk. The tighter stop levels operate so that, when the indicators show a weakening of the upward trend, the strategy will switch to defensive exposure based on a smaller drop in the price of the Fund’s holdings than it would when the indicators show a stronger upward trend. Once the strategy is in a defensive mode, the Sub-Adviser will incrementally increase exposure to equity ETFs as evidence of a new upward trend in equities emerges.
Sector Rotation Strategy
The Sub-Adviser’s “Sector Rotation” strategy is a momentum-based investing strategy that seeks to participate in U.S. market segments that are demonstrating a high degree of recent momentum and that the Sub-Adviser expects to outperform the broad U.S. market over short time horizons (i.e., the next three months). Momentum investing, sometimes referred to as relative momentum, is an investing approach that looks at how the price of securities (or the level of an index) have changed in relation to the price changes of other securities (or other indices), with the expectation that the outperforming securities (or indices) will continue to exhibit future outperformance. At the beginning of each quarter, the Sub-Adviser uses a proprietary momentum scoring system to rank a variety of ETFs focused on a particular industry (e.g., biotechnology, pharmaceuticals, or aerospace & defense), sector (e.g., energy, financials, or technology), or asset class (e.g., bonds, dividend-paying stocks, or small-capitalization stocks), based on their short-and medium-term momentum, asset flows, and other measures. At such time, the strategy will allocate 40% of its exposure to the top ranked ETF and 30% to each of the next two highest ranked ETFs. As a result, the strategy may have significant exposure to particular sectors or industries or may be primarily exposed to broad-based equity securities or bonds.
The Sector Rotation strategy employs a “macro monitor” overlay to identify periods when the entire market is in a downward trend. The macro monitor looks at the health of the broad market and signals when a pullback is likely to turn into a bear market with an associated major aggregate drawdown. When the macro monitor indicates such a downward trend, the strategy moves to allocate 100% to defensive ETFs. Defensive ETFs used by the strategy will include Investment-Grade Bond ETFs or U.S. Dollar ETFs.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”
•Associated Risks of Sector Rotation Strategies. The Sub-Adviser’s Sector Rotation strategy uses a variety of market indicators to seek to identify the industries, sectors, or asset classes that are likely to outperform during a given quarter. Such indicators are evaluated on a quarterly basis and may be unable to predict events or conditions that may arise during a quarter and lead the previously-selected industries, sectors, or asset classes to underperform other industries, sectors, or asset classes over the entire quarter. Additionally, the strategy relies on macroeconomic indicators to identify significant downturns in the market, and such indicators may fail to correctly or timely identify such downturns. In such event, the Fund may continue to be exposed to Underlying Investments that may lose significant value during downturns. There can be no guarantee that the Sub-Adviser’s

Sector Rotation strategy will correctly or timely identify the industries, sectors, or asset classes that will outperform during a given quarter.
•Associated Risks of Trend-Based Strategies. The Sub-Adviser’s Trend Plus strategy uses a variety of market indicators and stop levels to seek to identify upward or downward trends in the U.S. equity markets. To the extent such indicators or stop levels fail to give timely notice of a downward trending market, the Fund may continue to be exposed to Underlying Investments that may lose significant value during such downward periods. Similarly, if the indicators fail to timely identify a reversal of a downward trending market, the Fund may continue to be exposed to defensive ETFs at a time when there is significant appreciation in the equity markets. Either scenario could result in the Fund underperforming other funds that do not employ a trend-based strategy, and there can be no guarantee that the Sub-Adviser’s Trend Plus strategy will correctly or timely identify market trends.
•Currency Exchange Rate Risk. To the extent the Fund invests in U.S. Dollar ETFs, changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.
•Dividend-Paying Securities Risk. The Fund may have significant exposure to Underlying Investments that invest in dividend-paying stocks. There is no guarantee that issuers of the securities held by such Underlying Investments will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the global pandemic caused by COVID-19, a novel coronavirus, and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. The COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on Cboe BZX, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

•Fixed Income Securities Risk. The Fund may invest directly or in Underlying Investments that invest primarily in fixed income securities. Fixed income securities, such as bonds and certain asset-backed securities, involve certain risks, which include:
•Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer.
•Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
•Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.
•Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, which may increase interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
•Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the proceeds may have to be invested in securities with lower yields.
•Variable and Floating Rate Instrument Risk. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.
•Government Obligations Risk. The Fund may invest directly or in Underlying Investments that primarily invest in securities issued by the U.S. or other governments. There can be no guarantee that the United States or another country will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.
•Investment Company Risk. The risks of investing in investment companies, such as the Underlying Investments, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. Investments in ETFs are also subject to the “ETF Risks” described above.
•Management Risk. The Fund is actively managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.
•Models and Data Risk. The Fund’s strategies are heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to securities being purchased, held, or sold by the Fund that would not have been purchased, held, or sold had the Models and Data been correct and complete.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
•Sector Risk. To the extent the Fund invests, either directly or through Underlying Investments, more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
•Small and Mid-Sized Company Stock Risk. The Fund may invest directly or in Underlying Investments that primarily invest in the common stock of small- or mid-sized companies. Small to mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of small- to mid-sized company stocks tend to be more volatile and less liquid than large company stocks.

Performance
Performance information for the Fund is not included because the Fund had not yet commenced operations as of the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.aptusetfs.com/msmr.
Portfolio Management

Adviser	Aptus Capital Advisors, LLC (“Aptus” or the “Adviser”)
Sub-Adviser	McElhenny Sheffield Capital Management, LLC
Portfolio Managers	Bruce Fraser, Managing Member & Portfolio Manager for the Sub-Adviser, and Grant Morris, CFA, CFP, Operations & Portfolio Manager for the Sub-Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception in November 2021.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.aptusetfs.com/msmr.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.